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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported): September 16, 2003


                            COLE NATIONAL CORPORATION
               (Exact Name of Registrant as Specified in Charter)



         DELAWARE                       1-12814                  34-1453189
(State or Other Jurisdiction          (Commission              (IRS Employer
    of Incorporation)                 File Number)          Identification No.)


        1925 ENTERPRISE PARKWAY
        TWINSBURG, OHIO                                        44087
(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code:  (330) 486-3100




                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (c)  Exhibits.

         99.1  Press release of Cole National Corporation, dated
               September 16, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On September 16, 2003, Cole National Corporation (the "Company") issued a press release, announcing financial results for the second fiscal quarter of 2003. A copy of the press release is being furnished as Exhibit 99.1 hereto and is incorporated herein by reference. Pursuant to the rules and regulations of the Securities and Exchange Commission, such exhibit and the information set forth therein and herein shall be deemed "furnished" and not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        COLE NATIONAL CORPORATION

                        By:/s/ Ann M. Holt
                           ---------------------------------------------------
                            Name:  Ann M. Holt
                            Title: Sr. Vice President and Corporate Controller



Date:  September 16, 2003









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                                  EXHIBIT INDEX

EXHIBIT
NUMBER              DESCRIPTION
-------             -----------
 99.1               Press release of Cole National Corporation, dated
                    September 16, 2003.











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